Exhibit 99.1

Banc of California Reports First Quarter 2017 Earnings

SANTA ANA, Calif., (May 3, 2017) – Banc of California, Inc. (NYSE: BANC) today reported net income of $17.2 million, and net income available to common stockholders of $12.1 million, for the first quarter of 2017, resulting in diluted earnings per common share of $0.23 for the quarter.

Highlights for the first quarter included:

•	Completed the sale of our Banc Home Loans mortgage banking division and sold $38 million of mortgage servicing rights on $3.9 billion in unpaid balances to Caliber Home Loans, thereby lowering volatile gain on sale revenues and furthering our transition to a commercial bank.

•	Increased commercial loan balances by $187 million, or 5%, from the prior quarter, and by $933 million, or 30%, from a year ago. Commercial loans now represent 66% of total loans held for investment, up from 56% a year ago.

•	Held for investment loan balances increased by $71 million, or 1%, during the quarter to $6.1 billion. The Company transferred $242 million of residential mortgage and multi-family loans to held-for-sale, which were subsequently sold during the quarter. Excluding these transfers, held for investment loan balances increased by $313 million, or 5%, from the prior quarter.

•	Net interest margin expanded to 3.19% for the first quarter, an increase of 6 bps compared to the prior quarter.

•	Asset quality remained strong as nonperforming assets to total assets totaled just 0.18%.

•	Common equity tier 1 capital ratio was flat from the prior quarter at 9.4%.

•	On April 27, the Board announced the hiring of Doug Bowers as President and Chief Executive Officer, effective on May 8

The Company’s consolidated assets totaled $11.1 billion at March 31, 2017, an increase of $22.2 million compared to the prior quarter and an increase of $1.4 billion, or 15%, compared to the prior year.

“Our core commercial banking business continued to expand during the first quarter as we saw strong loan originations and net commercial loan growth of 5% for the quarter,” said Hugh Boyle, Interim Chief Executive Officer and Chief Risk Officer of Banc of California. “We delivered on many of the items we outlined earlier this year, including responsible and disciplined growth, strong and stable asset quality, focus and optimization of our business, and strong corporate governance. During the first quarter, we accelerated and completed a number of strategic actions designed to better position the Company to deliver core, sustainable earnings. As a result of these actions, our first quarter financial results included various non-recurring items, both related to the sale of the Banc Home Loans Division, as well as related to corporate restructuring efforts tied to our efficiency improvement initiatives. The Company has materially improved our corporate governance during the quarter by separating the CEO and Chairman of the Board roles, adopting a more rigorous related party transaction policy, issuing pay-for-performance measures for executive management and announcing new board members who deepen our risk management, governance and shareholder representation at the board level.”

On April 27, the Board announced the hiring of Doug Bowers, effective May 8th, as President and Chief Executive Officer. Mr. Bowers is a veteran banking executive with over 35 years of banking experience, including his most recent role as President and Chief Executive Officer of Square 1 Bank from 2011 until its sale to PacWest Bancorp in 2015. He previously held roles at Lone Star/Hudson Advisors, a leading private equity firm, and at Bank of America, where he spent nearly 30 years managing various divisions including commercial banking, corporate banking, leasing and specialized products.

“Our first quarter results marked the successful execution of a series of strategic actions for the Company to ensure we continue to drive long-term shareholder value,” said J. Francisco A. Turner, Interim President, Chief Financial Officer and Chief Strategy Officer of Banc of California. “We have charted a path toward a strategic transformation of our business into a commercial banking franchise, and this quarter demonstrated our continued commitment to the execution of the

3 MacArthur Place ● Santa Ana, CA 92707 ● (949) 236-5250 ● www.bancofcal.com previously communicated commercial banking focused model. This transformation is expected to drive core, recurring spread-based revenues, optimize and improve the overall efficiency of the business, and to improve our expense run-rate. We see a continued market opportunity to serve California’s diverse entrepreneurs, business owners and communities.”

The Company will host a conference call to discuss its first quarter financial results at 7:00 a.m. Pacific Time (PT) on Wednesday, May 3, 2017. Interested parties are welcome to attend the conference call by dialing 888-317-6003, and referencing event code 3117731. A live audio webcast will also be available and the webcast link will be posted on the Company’s Investor Relations website at www.bancofcal.com/investor. The slide presentation for the call will also be available on the Company’s Investor Relations website prior to the call.

About Banc of California, Inc.

Banc of California, Inc. (NYSE: BANC) provides comprehensive banking services to California’s diverse businesses, entrepreneurs and communities. Banc of California operates 37 offices in California. The Company was recently recognized by Forbes for the second straight year as one of the 100 Best Banks in America for 2017.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements and Banc of California, Inc. undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Source: Banc of California, Inc.

INVESTOR RELATIONS INQUIRIES:	MEDIA INQUIRIES:
Banc of California, Inc.	Abernathy MacGregor
Timothy Sedabres, (855) 361-2262	Ian Campbell / Joe Hixson / Kristin Cole, (213) 630-6550
idc@abmac.com / jrh@abmac.com / kec@abmac.com

Banc of California, Inc.

Consolidated Statements of Financial Condition

(Dollars in thousands)

(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
ASSETS
Cash and cash equivalents	$409,281	$439,510	$372,603	$271,732	$215,012
Time deposits in financial institutions	1,000	1,000	1,500	1,500	1,500
Securities available-for-sale	2,434,541	2,381,488	1,941,588	1,302,785	1,663,711
Securities held-to-maturity	863,269	884,234	962,315	962,282	962,262
Loans held-for-sale	228,196	298,018	358,892	476,928	433,538
Loans and leases receivable	6,105,321	6,034,752	6,568,791	6,236,115	5,463,068
Allowance for loan and lease losses	(42,736)	(40,444)	(40,233)	(37,483)	(35,845)
Federal Home Loan Bank and other bank stock	63,238	67,842	69,190	81,115	61,146
Servicing rights, net	44,451	39,936	33,064	29,291	27,141
Other real estate owned, net	3,345	2,502	275	429	325
Premises and equipment, net	146,631	140,917	131,481	117,017	110,395
Investments in alternative energy partnerships, net	47,633	25,639	23,912	—	—
Goodwill	37,144	37,144	37,144	37,144	37,144
Other intangible assets, net	12,191	13,617	15,335	16,514	17,836
Deferred income tax	18,673	9,989	408	7,270	7,441
Income tax receivable	15,973	16,009	12,487	5,904	—
Bank owned life insurance investment	103,093	102,512	101,909	101,314	100,734
Other assets	128,036	92,694	79,386	75,115	69,324
Assets of discontinued operations	432,805	482,494	546,357	472,690	482,240

Total assets	$11,052,085	$11,029,853	$11,216,404	$10,157,662	$9,616,972

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	$1,273,649	$1,282,629	$1,267,363	$1,093,686	$1,398,728
Interest-bearing deposits	7,324,044	7,859,521	7,810,956	6,835,270	5,438,873

Total deposits	8,597,693	9,142,150	9,078,319	7,928,956	6,837,601
Advances from Federal Home Loan Bank	1,080,000	490,000	770,000	930,000	1,195,000
Securities sold under repurchase agreements	26,320	—	—	—	257,100
Other borrowings	67,981	67,922	49,903	—	—
Notes payable, net	174,090	175,378	176,579	177,743	260,896
Reserve for loss on repurchased loans	8,118	7,974	11,369	10,438	9,781
Income taxes payable	618	92	908	—	12,303
Accrued expenses and other liabilities	81,208	131,618	132,089	146,537	152,291
Liabilities of discontinued operations	30,309	34,480	25,813	24,104	24,470

Total liabilities	10,066,337	10,049,614	10,244,980	9,217,778	8,749,442
Commitments and contingent liabilities
Preferred stock	269,071	269,071	269,071	269,071	311,008
Common stock	537	537	536	510	454
Common stock, class B non-voting non-convertible	3	2	2	2	1
Additional paid-in capital	614,983	614,226	611,069	608,303	509,123
Retained earnings	139,926	134,515	112,751	88,385	73,179
Treasury stock	(29,070)	(29,070)	(29,070)	(29,070)	(29,070)
Accumulated other comprehensive income/(loss), net	(9,702)	(9,042)	7,065	2,683	2,835

Total stockholders’ equity	985,748	980,239	971,424	939,884	867,530

Total liabilities and stockholders’ equity	$11,052,085	$11,029,853	$11,216,404	$10,157,662	$9,616,972

Banc of California, Inc.

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Interest and dividend income
Loans, including fees	$69,507	$71,613	$76,257	$70,032	$63,966
Securities	27,239	24,153	19,934	19,393	16,047
Other interest-earning assets	2,096	3,965	1,931	1,504	1,049

Total interest and dividend income	98,842	99,731	98,122	90,929	81,062
Interest expense
Deposits	13,960	12,504	11,224	8,385	8,107
Federal Home Loan Bank advances	1,423	1,076	1,413	1,966	1,262
Securities sold under repurchase agreements	6	221	48	389	160
Notes payable and other interest-bearing liabilities	2,972	2,998	2,589	2,863	4,294

Total interest expense	18,361	16,799	15,274	13,603	13,823

Net interest income	80,481	82,932	82,848	77,326	67,239
Provision for loan and lease losses	2,583	589	2,592	1,769	321

Net interest income after provision for loan and lease losses	77,898	82,343	80,256	75,557	66,918
Noninterest income
Customer service fees	1,623	1,560	1,566	1,173	848
Loan servicing (loss) income	2,756	4,699	74	(1,935)	(2,205)
Net gain (loss) on sale of securities available for sale	3,356	(695)	487	12,824	16,789
Net gain on sale of loans	4,019	20,490	11,063	2,147	2,195
Loan brokerage income	1,027	1,331	1,298	721	901
Gain on sale of subsidiary and business unit	—	2,629	—	3,694	—
All other income	2,122	2,490	7,542	4,279	2,665

Total noninterest income	14,903	32,504	22,030	22,903	21,193
Noninterest expense
Salaries and employee benefits	32,443	42,800	37,133	32,745	33,469
Occupancy and equipment	10,668	10,012	10,036	9,057	8,941
Professional fees	15,073	11,562	6,482	6,426	5,903
Data processing	2,179	2,357	2,112	2,156	1,686
Loss on investments in alternative energy partnerships	8,682	13,850	17,660	—	—
Amortization of intangible assets	1,090	1,028	1,179	1,322	1,322
Restructuring expense	5,287	—	—	—	—
All other expenses	14,474	11,286	11,521	13,347	7,823

Total noninterest expense	89,896	92,895	86,123	65,053	59,144

Income from continuing operations before income taxes	2,905	21,952	16,163	33,407	28,967
Income tax (benefit) expense	(6,471)	(2,543)	(9,016)	13,647	11,661

Income from continuing operations	9,376	24,495	25,179	19,760	17,306

Net gain on disposal	13,302	—	—	—	—
Income from discontinued operations before income taxes, excluding gain on disposal	46	14,965	18,574	11,390	3,988
Income tax expense	5,523	6,196	7,816	4,622	1,607

Income from discontinued operations	7,825	8,769	10,758	6,768	2,381

Net income	17,201	33,264	35,937	26,528	19,687

Preferred stock dividends	5,113	5,113	5,112	5,114	4,575

Net income available to common stockholders	$12,088	$28,151	$30,825	$21,414	$15,112

Basic earnings per total common share
Income from continuing operations	$0.08	$0.37	$0.38	$0.30	$0.30
Income from discontinued operations	0.15	0.18	0.22	0.14	0.06

Net income	$0.23	$0.55	$0.60	$0.44	$0.36

Diluted earnings per total common share
Income from continuing operations	$0.08	$0.36	$0.38	$0.29	$0.30
Income from discontinued operations	0.15	0.18	0.21	0.14	0.06

Net income	$0.23	$0.54	$0.59	$0.43	$0.36

Banc of California, Inc.

Reconciliation of Consolidated Statements of Operations between Continuing and Discontinued Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended March 31, 2017
	Continuing	Discontinued	Consolidated
	Operations	Operations	Operations
Interest and dividend income	$98,842	$3,266	$102,108
Interest expense	18,361	—	18,361

Net interest income	80,481	3,266	83,747
Provision for loan and lease losses	2,583	—	2,583

Net interest income after provision for loan and lease losses	77,898	3,266	81,164
Noninterest income
Customer service fees	1,623	—	1,623
Loan servicing (loss) income	2,756	1,551	4,307
Net gain (loss) on sale of securities available for sale	3,356	—	3,356
Net gain on sale of loans	4,019	—	4,019
Mortgage banking income	—	29,434	29,434
Loan brokerage income	1,027	90	1,117
Net gain on disposal of discontinued operations	—	13,302	13,302
All other income	2,122	424	2,546

Total noninterest income	14,903	44,801	59,704
Noninterest expense
Salaries and employee benefits	32,443	24,375	56,818
Occupancy and equipment	10,668	2,357	13,025
Professional fees	15,073	102	15,175
Data processing	2,179	464	2,643
Loss on investments in alternative energy partnerships	8,682	—	8,682
Amortization of intangible assets	1,090	—	1,090
Restructuring expense	5,287	3,218	8,505
All other expenses	14,474	4,203	18,677

Total noninterest expense	89,896	34,719	124,615

Income before income taxes	2,905	13,348	16,253
Income tax (benefit) expense	(6,471)	5,523	(948)

Net income	$9,376	$7,825	$17,201

Basic earnings per total common share	$0.08	$0.15	$0.23
Diluted earnings per total common share	$0.08	$0.15	$0.23

Banc of California, Inc.

Selected Financial Data

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Average balances of consolidated operations
Total assets	$11,188,806	$11,568,849	$10,860,257	$10,061,237	$8,833,176
Total gross loans and leases	6,785,013	7,209,241	7,245,472	6,663,340	5,995,436
Investment Securities	3,376,698	3,236,253	2,776,304	2,696,524	2,128,882
Total interest earning assets	10,661,834	11,075,367	10,432,247	9,619,937	8,344,167
Total interest-bearing deposits	7,724,061	7,825,036	7,164,061	5,696,893	5,332,032
Total borrowings	1,058,607	1,190,060	1,297,382	2,067,234	1,309,710
Total interest bearing liabilities	8,782,668	9,015,096	8,461,443	7,764,127	6,641,742
Total stockholders’ equity	1,001,784	995,908	968,684	898,164	762,923
Profitability and other ratios of consolidated operations
Return on average assets (1)	0.62%	1.14%	1.32%	1.06%	0.90%
Return on average equity (1)	6.96%	13.29%	14.76%	11.88%	10.38%
Return on average tangible common equity (2)	7.76%	17.30%	19.51%	15.65%	14.46%
Dividend payout ratio (3)	56.52%	23.64%	20.00%	27.27%	33.33%
Net interest spread	3.03%	2.99%	3.18%	3.26%	3.22%
Net interest margin (1)	3.19%	3.13%	3.32%	3.39%	3.39%
Noninterest income to total revenue (4)	41.62%	47.79%	46.18%	44.74%	42.46%
Noninterest income to average total assets (1)	2.16%	2.74%	2.73%	2.62%	2.37%
Noninterest expense to average total assets (1)	4.52%	4.44%	4.55%	4.00%	4.06%
Efficiency ratio (5)	86.87%	77.51%	76.90%	68.24%	72.81%
Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships (2) , (5)	78.76%	66.87%	62.38%	68.24%	72.81%
Average held for investment loans and leases to average deposits	68.33%	69.11%	75.92%	82.88%	79.76%
Average investment securities to average total assets	30.18%	27.97%	25.56%	26.80%	24.10%
Average stockholders’ equity to average total assets	8.95%	8.61%	8.92%	8.93%	8.64%

(1)	Ratios are presented on an annualized basis.
(2)	Non-GAAP measure. See Non-GAAP measures section for reconciliation of the calculation.
(3)	Dividends declared per common share divided by basic earnings per common share.
(4)	Total revenue is equal to the sum of net interest income before provision and noninterest income.
(5)	The ratios were calculated by dividing noninterest expense by the sum of net interest income before provision for loan and lease losses and noninterest income.

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Allowance for loan and lease losses (ALLL)
Balance at beginning of period	$40,444	$40,233	$37,483	$35,845	$35,533
Loans and leases charged off	(357)	(1,351)	(393)	(772)	(102)
Recoveries	66	973	551	641	93
Provision for loan and lease losses	2,583	589	2,592	1,769	321

Balance at end of period	$42,736	$40,444	$40,233	$37,483	$35,845

Annualized net loan charge-offs to average total gross loans held for investment	0.02%	0.02%	-0.01%	0.01%	0.00%
Reserve for loss on repurchased loans
Balance at beginning of period	$7,974	$11,369	$10,438	$9,781	$9,700
Provision for loan repurchases	517	(1,881)	1,241	851	379
Utilization of reserve for loan repurchases	(373)	(1,514)	(310)	(194)	(298)

Balance at end of period	$8,118	$7,974	$11,369	$10,438	$9,781

Asset quality information and ratios
30 to 89 days delinquent, excluding PCI loans	$22,596	$30,140	$39,054	$50,494	$36,022
90+ days delinquent, excluding PCI loans	9,802	14,218	22,827	28,675	27,469

Total delinquent loans, excluding PCI loans	32,398	44,358	61,881	79,169	63,491

PCI loans, 30 to 89 days delinquent	16,410	15,078	39,113	48,255	44,191
PCI loans, 90+ days delinquent	4,943	2,577	6,145	8,952	9,806

Total delinquent PCI loans	21,353	17,655	45,258	57,207	53,997

Total delinquent loans	$53,751	$62,013	$107,139	$136,376	$117,488

Total delinquent non-PCI loans to total non-PCI loans	0.54%	0.75%	1.04%	1.44%	1.33%
Total delinquent loans to gross loans	0.88%	1.03%	1.63%	2.19%	2.15%

Non-performing loans, excluding PCI loans	$16,222	$14,942	$35,223	$45,012	$44,216
90+ days delinquent and still accruing loans, excluding PCI loans	—	—	—	—	—
Other real estate owned	3,345	2,502	275	429	325

Non-performing assets	$19,567	$17,444	$35,498	$45,441	$44,541

ALLL to non-performing loans	263.44%	270.67%	114.22%	83.27%	81.07%
Non-performing loans to gross loans	0.27%	0.25%	0.54%	0.72%	0.81%
Non-performing assets to total assets	0.18%	0.16%	0.32%	0.45%	0.46%

Troubled debt restructurings (TDRs)
Performing TDRs	$4,309	$4,827	$11,160	$14,450	$15,128
Non-performing TDRs	1,144	—	520	2,864	2,545

Total TDRs	$5,453	$4,827	$11,680	$17,314	$17,673

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Loan and lease breakdown by ALLL evaluation type
Originated loans and leases
Individually evaluated for impairment	$12,518	$10,168	$22,306	$25,661	$26,565
Collectively evaluated for impairment	5,096,657	4,933,381	4,789,155	4,254,975	3,484,995
Acquired loans not impaired at acquisition
Individually evaluated for impairment	—	2,429	3,397	3,470	3,530
Collectively evaluated for impairment	834,983	924,993	958,135	1,022,696	1,079,711
Seasoned SFR mortgage loan pools - non-impaired
Individually evaluated for impairment	877	755	6,581	9,717	9,287
Collectively evaluated for impairment	20,587	21,200	146,850	168,352	175,004
Acquired with deteriorated credit quality	139,699	141,826	642,367	751,244	683,976

Total loans	$6,105,321	$6,034,752	$6,568,791	$6,236,115	$5,463,068

ALLL breakdown
Originated loans and leases
Individually evaluated for impairment	$130	$137	$137	$215	$365
Collectively evaluated for impairment	41,091	38,394	37,858	34,575	32,202
Acquired loans not impaired at acquisition
Individually evaluated for impairment	—	—	—	—	—
Collectively evaluated for impairment	1,234	1,703	1,606	1,458	2,061
Seasoned SFR mortgage loan pools - non-impaired
Individually evaluated for impairment	120	106	528	1,131	1,011
Collectively evaluated for impairment	—	—	—	—	—
Acquired with deteriorated credit quality	161	104	104	104	206

Total ALLL	$42,736	$40,444	$40,233	$37,483	$35,845

Discount on Purchased/Acquired Loans
Acquired loans not impaired at acquisition	$16,275	$17,820	$18,400	$20,136	$20,781
Seasoned SFR mortgage loan pools - non-impaired	1,219	1,280	9,789	11,304	11,862
Acquired with deteriorated credit quality	21,538	22,454	57,780	76,505	66,573

Total Discount	$39,032	$41,554	$85,969	$107,945	$99,216

Ratios
To originated loans and leases:
Individually evaluated for impairment	1.04%	1.35%	0.61%	0.84%	1.37%
Collectively evaluated for impairment	0.81%	0.78%	0.79%	0.81%	0.92%
Total ALLL	0.81%	0.78%	0.79%	0.81%	0.93%
To originated loans and leases and acquired loans not impaired at acquisition:
Individually evaluated for impairment	1.04%	1.09%	0.53%	0.74%	1.21%
Collectively evaluated for impairment	0.71%	0.68%	0.69%	0.68%	0.75%
Total ALLL	0.71%	0.69%	0.69%	0.68%	0.75%
To total loans and leases:
Individually evaluated for impairment	1.87%	1.82%	2.06%	3.46%	3.49%
Collectively evaluated for impairment	0.71%	0.68%	0.67%	0.66%	0.72%
Total ALLL	0.70%	0.67%	0.61%	0.60%	0.66%

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Composition of held for investment loans and leases
Commercial real estate	$750,592	$729,959	$721,838	$725,107	$713,693
Multi-family	1,449,715	1,365,262	1,199,207	1,147,597	1,021,097
Construction	142,164	125,100	99,086	86,852	68,241
Commercial and industrial	1,585,656	1,522,960	1,531,041	1,306,866	983,961
SBA	76,040	73,840	67,737	65,477	71,640
Lease financing	285	379	234,540	228,663	212,836

Total commercial loans	4,004,452	3,817,500	3,853,449	3,560,562	3,071,468

Single family residential mortgage	1,975,055	2,106,630	2,601,375	2,555,344	2,282,445
Other consumer	125,814	110,622	113,967	120,209	109,155

Total consumer loans	2,100,869	2,217,252	2,715,342	2,675,553	2,391,600

Total gross loans and leases	$6,105,321	$6,034,752	$6,568,791	$6,236,115	$5,463,068

Composition percentage of held for investment loans and leases
Commercial real estate	12.3%	12.1%	11.0%	11.6%	13.1%
Multi-family	23.7%	22.6%	18.3%	18.4%	18.7%
Construction	2.3%	2.1%	1.5%	1.4%	1.2%
Commercial and industrial	26.1%	25.2%	23.3%	21.0%	18.0%
SBA	1.2%	1.2%	1.0%	1.0%	1.3%
Lease financing	0.0%	0.1%	3.6%	3.7%	3.9%

Total commercial loans	65.6%	63.3%	58.7%	57.1%	56.2%

Single family residential mortgage	32.3%	34.9%	39.6%	41.0%	41.8%
Other consumer	2.1%	1.8%	1.7%	1.9%	2.0%

Total consumer loans	34.4%	36.7%	41.3%	42.9%	43.8%

Total gross loans and leases	100.0%	100.0%	100.0%	100.0%	100.0%

Composition of deposits
Noninterest-bearing checking	$1,273,649	$1,282,629	$1,267,363	$1,093,686	$1,398,728
Interest-bearing checking	1,998,778	2,048,839	2,369,332	2,053,656	2,052,507
Money market	2,610,376	2,731,314	2,900,248	2,343,561	1,534,492
Savings	1,008,218	1,118,175	880,712	909,242	844,177
Certificates of deposit	1,706,672	1,961,193	1,660,664	1,528,811	1,007,697

Total deposits	$8,597,693	$9,142,150	$9,078,319	$7,928,956	$6,837,601

Composition percentage of deposits
Noninterest-bearing checking	14.8%	14.0%	14.0%	13.8%	20.5%
Interest-bearing checking	23.2%	22.4%	26.1%	25.9%	30.0%
Money market	30.4%	29.9%	31.9%	29.5%	22.4%
Savings	11.7%	12.2%	9.7%	11.5%	12.3%
Certificates of deposit	19.9%	21.5%	18.3%	19.3%	14.8%

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	March 31, 2017			December 31, 2016			September 30, 2016
	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost
Interest earning assets
Loans held-for-sale of discontinued operations	$388,194	$3,266	3.41%	$519,495	$4,126	3.16%	$479,133	$4,113	3.42%
Other loans held-for-sale and SFR mortgage	2,275,338	21,950	3.91%	2,236,354	21,451	3.82%	2,139,746	20,252	3.77%
Seasoned SFR mortgage loan pools	154,736	2,145	5.62%	570,006	6,281	4.38%	907,387	11,924	5.23%
Commercial real estate, multi-family, and construction	2,336,323	25,851	4.49%	2,146,067	23,405	4.34%	2,033,718	23,097	4.52%
Commercial and industrial, SBA, and lease financing	1,508,756	18,293	4.92%	1,628,177	19,228	4.70%	1,576,379	19,734	4.98%
Other consumer	121,666	1,268	4.23%	109,142	1,248	4.55%	109,109	1,250	4.56%

Gross loans and leases	6,785,013	72,773	4.35%	7,209,241	75,739	4.18%	7,245,472	80,370	4.41%
Securities	3,376,698	27,239	3.27%	3,236,253	24,153	2.97%	2,776,304	19,934	2.86%
Other interest-earning assets	500,123	2,096	1.70%	629,873	3,965	2.50%	410,471	1,931	1.87%

Total interest-earning assets	10,661,834	102,108	3.88%	11,075,367	103,857	3.73%	10,432,247	102,235	3.90%
Allowance for loan and lease losses	(41,285)			(39,163)			(38,258)
BOLI and non-interest earning assets	568,257			532,645			466,268

Total assets	$11,188,806			$11,568,849			$10,860,257

Interest-bearing liabilities
Savings	$1,042,031	$2,292	0.89%	$941,404	$1,917	0.81%	$887,973	$1,704	0.76%
Interest-bearing checking	2,008,828	3,414	0.69%	2,081,105	3,371	0.64%	2,300,128	3,972	0.69%
Money market	2,735,810	4,691	0.70%	2,830,271	3,909	0.55%	2,427,356	3,226	0.53%
Certificates of deposit	1,937,392	3,563	0.75%	1,972,256	3,307	0.67%	1,548,604	2,322	0.60%

Total interest-bearing deposits	7,724,061	13,960	0.73%	7,825,036	12,504	0.64%	7,164,061	11,224	0.62%
FHLB advances	812,444	1,423	0.71%	892,120	1,076	0.48%	1,104,663	1,413	0.51%
Securities sold under repurchase agreements	2,123	6	1.15%	59,761	221	1.47%	12,539	48	1.52%
Long-term debt and other interest-bearing liabilities	244,040	2,972	4.94%	238,179	2,998	5.01%	180,180	2,589	5.72%

Total interest-bearing liabilities	8,782,668	18,361	0.85%	9,015,096	16,799	0.74%	8,461,443	15,274	0.72%
Noninterest-bearing deposits	1,181,279			1,286,642			1,178,849
Non-interest-bearing liabilities	223,075			271,203			251,281

Total liabilities	10,187,022			10,572,941			9,891,573
Total stockholders’ equity	1,001,784			995,908			968,684

Total liabilities and stockholders’ equity	$11,188,806			$11,568,849			$10,860,257

Net interest income/spread		$83,747	3.03%		$87,058	2.99%		$86,961	3.18%

Net interest margin			3.19%			3.13%			3.32%

Ratio of interest-earning assets to interest-bearing liabilities	121.40%			122.85%			123.29%

Total deposits	$8,905,340	$13,960	0.64%	$9,111,678	$12,504	0.55%	$8,342,910	$11,224	0.54%
Total funding (1)	$9,963,947	$18,361	0.75%	$10,301,738	$16,799	0.65%	$9,640,292	$15,274	0.63%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	June 30, 2016			March 31, 2016
	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets
Loans held-for-sale of discontinued operations	$402,784	$3,711	3.71%	$363,537	$3,178	3.52%
Other loans held-for-sale and SFR mortgage	2,025,384	18,777	3.73%	1,781,297	16,630	3.75%
Seasoned SFR mortgage loan pools	878,068	12,404	5.68%	876,142	12,710	5.83%
Commercial real estate, multi-family, and construction	1,907,649	21,049	4.44%	1,760,646	19,816	4.53%
Commercial and industrial, SBA, and lease financing	1,343,961	16,642	4.98%	1,105,971	13,665	4.97%
Other consumer	105,494	1,160	4.42%	107,843	1,145	4.27%

Gross loans and leases	6,663,340	73,743	4.45%	5,995,436	67,144	4.50%
Securities	2,696,524	19,393	2.89%	2,128,882	16,047	3.03%
Other interest-earning assets	260,073	1,504	2.33%	219,849	1,049	1.92%

Total interest-earning assets	9,619,937	94,640	3.96%	8,344,167	84,240	4.06%
Allowance for loan and lease losses	(37,637)			(35,575)
BOLI and non-interest earning assets	478,937			524,584

Total assets	$10,061,237			$8,833,176

Interest-bearing liabilities
Savings	$866,051	$1,603	0.74%	$834,965	$1,572	0.76%
Interest-bearing checking	1,981,702	3,135	0.64%	1,900,834	3,244	0.69%
Money market	1,672,662	1,962	0.47%	1,437,332	1,679	0.47%
Certificates of deposit	1,176,478	1,685	0.58%	1,158,901	1,612	0.56%

Total interest-bearing deposits	5,696,893	8,385	0.59%	5,332,032	8,107	0.61%
FHLB advances	1,663,791	1,966	0.48%	955,659	1,262	0.53%
Securities sold under repurchase agreements	210,299	389	0.74%	90,395	160	0.71%
Long-term debt and other interest-bearing liabilities	193,144	2,863	5.96%	263,656	4,294	6.55%

Total interest-bearing liabilities	7,764,127	13,603	0.70%	6,641,742	13,823	0.84%
Noninterest-bearing deposits	1,205,987			1,230,991
Non-interest-bearing liabilities	192,959			197,520

Total liabilities	9,163,073			8,070,253
Total stockholders’ equity	898,164			762,923

Total liabilities and stockholders’ equity	$10,061,237			$8,833,176

Net interest income/spread		$81,037	3.26%		$70,417	3.22%

Net interest margin			3.39%			3.39%

Ratio of interest-earning assets to interest-bearing liabilities	123.90%			125.63%

Total deposits	$6,902,880	$8,385	0.49%	$6,563,023	$8,107	0.50%
Total funding (1)	$8,970,114	$13,603	0.61%	$7,872,733	$13,823	0.71%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Capital Ratios

(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Capital Ratios
Banc of California, Inc.
Total risk-based capital ratio	13.72%	13.70%	12.79%	13.45%	13.59%
Tier 1 risk-based capital ratio	13.08%	13.22%	12.54%	13.14%	13.17%
Common equity tier 1 capital ratio	9.37%	9.44%	8.85%	9.16%	8.14%
Tier 1 leverage ratio	8.51%	8.17%	8.47%	8.87%	9.27%
Banc of California, NA
Total risk-based capital ratio	15.11%	14.73%	14.38%	14.96%	14.03%
Tier 1 risk-based capital ratio	14.48%	14.12%	13.83%	14.38%	13.42%
Common equity tier 1 capital ratio	14.48%	14.12%	13.83%	14.38%	13.42%
Tier 1 leverage ratio	9.43%	8.71%	9.31%	9.70%	9.44%

Banc of California, Inc.

Consolidated Operations

Non-GAAP Measures

(Dollars in thousands, except per share data)

(Unaudited)

Non-GAAP performance measure:

Tangible equity to tangible assets, tangible common equity to tangible assets ratios, return on average tangible common equity, and adjusted efficiency ratio are supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (GAAP). These non-GAAP measures are used by management in the analysis of the Company’s capital strength and performance of businesses. Banking and financial institution regulators also exclude goodwill and other intangible assets from total stockholders’ equity when assessing the capital adequacy of a financial institution. Management believes the presentation of these financial measures excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the capital and financial strength of the Company. This disclosure should not be viewed as a substitution for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The following tables reconcile these non-GAAP performance measures to the GAAP performance measures for the periods indicated:

	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Tangible common equity to tangible assets ratio
Total assets	$11,052,085	$11,029,853	$11,216,404	$10,157,662	$9,616,972
Less goodwill	(37,144)	(39,244)	(39,244)	(39,244)	(39,244)
Less other intangible assets	(12,191)	(13,617)	(15,335)	(16,514)	(17,836)

Tangible assets	$11,002,750	$10,976,992	$11,161,825	$10,101,904	$9,559,892

Total stockholders’ equity	$985,748	$980,239	$971,424	$939,884	$867,530
Less goodwill	(37,144)	(39,244)	(39,244)	(39,244)	(39,244)
Less other intangible assets	(12,191)	(13,617)	(15,335)	(16,514)	(17,836)

Tangible equity	936,413	927,378	916,845	884,126	810,450
Less preferred stock	(269,071)	(269,071)	(269,071)	(269,071)	(311,008)

Tangible common equity	$667,342	$658,307	$647,774	$615,055	$499,442

Total stockholders’ equity to total assets	8.92%	8.89%	8.66%	9.25%	9.02%
Tangible equity to tangible assets	8.51%	8.45%	8.21%	8.75%	8.48%
Tangible common equity to tangible assets	6.07%	6.00%	5.80%	6.09%	5.22%

Common shares outstanding	49,601,363	49,695,299	49,531,321	49,478,348	43,907,587
Class B non-voting non-convertible common shares outstanding	277,797	201,922	201,922	161,841	91,066

Total common shares outstanding	49,879,160	49,897,221	49,733,243	49,640,189	43,998,653

Minimum number of shares issuable under purchase contracts (1)	166,265	188,742	188,742	218,928	253,155

Total common shares outstanding and shares issuable under purchase contracts	50,045,425	50,085,963	49,921,985	49,859,117	44,251,808

(1) Purchase contracts relating to the tangible equity units

Tangible common equity per common share	$13.38	$13.19	$13.02	$12.39	$11.35
Book value per common share	$14.37	$14.25	$14.12	$13.51	$12.65
Tangible common equity per common share and shares issuable under purchase contracts	$13.33	$13.14	$12.98	$12.34	$11.29
Book value per common share and shares issuable under purchase contracts	$14.32	$14.20	$14.07	$13.45	$12.58

Banc of California, Inc.

Consolidated Operations

Non-GAAP Measures, Continued

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Return on tangible common equity
Average total stockholders’ equity	$1,001,784	$995,908	$968,684	$898,164	$762,923
Less average preferred stock	(269,071)	(269,071)	(269,071)	(269,073)	(260,959)
Less average goodwill	(39,221)	(39,244)	(39,244)	(39,244)	(39,244)
Less average other intangible assets	(13,190)	(14,704)	(16,039)	(17,299)	(18,601)

Average tangible common equity	$680,302	$672,889	$644,330	$572,548	$444,119

Net income	$17,201	$33,264	$35,937	$26,528	$19,687
Less preferred stock dividends	(5,113)	(5,113)	(5,112)	(5,114)	(4,575)
Add amortization of intangible assets	1,090	1,028	1,179	1,322	1,322
Add impairment on intangible assets	336	690	—	—	—
Less tax effect on amortization and impairment of intangible assets (1)	(499)	(601)	(413)	(463)	(463)

Net income available to common stockholders	$13,015	$29,268	$31,591	$22,273	$15,971

Return on average equity	6.96%	13.29%	14.76%	11.88%	10.38%
Return on average tangible common equity	7.76%	17.30%	19.51%	15.65%	14.46%

(1) Utilized a 35% effective tax rate

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships
Noninterest expense	$124,615	$129,239	$124,262	$100,075	$89,100
Loss on investments in alternative energy partnerships	(8,682)	(13,850)	(17,660)	—	—

Adjusted noninterest expense	$115,933	$115,389	$106,602	$100,075	$89,100

Net interest income	$83,747	$87,058	$86,961	$81,037	$70,417
Noninterest income	59,704	79,687	74,630	65,604	51,959

Total revenue	143,451	166,745	161,591	146,641	122,376
Tax credit from investments in alternative energy partnerships	8,829	14,048	19,357	—	—
Deferred tax expense on investments in alternative energy partnerships	(1,545)	(2,459)	(3,387)	—	—
Tax effect on tax credit and deferred tax expense	5,140	8,078	11,002	—	—
Loss on investments in alternative energy partnerships	(8,682)	(13,850)	(17,660)	—	—

Total pre-tax adjustments for investments in alternative energy partnerships	3,742	5,817	9,312	—	—

Adjusted total revenue	$147,193	$172,562	$170,903	$146,641	$122,376

Efficiency ratio	86.87%	77.51%	76.90%	68.24%	72.81%
Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships	78.76%	66.87%	62.38%	68.24%	72.81%

Effective tax rate utilized for calculating tax effect on tax credit and deferred tax expense	41.37%	41.10%	40.79%	—	—